                                                                 Exhibit 10.18

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement ("Amendment") is made as of the ____ day of July, 1998 by and among Fleet Capital Corporation, ("Lender"), a Rhode Island corporation with an office at 200 Glastonbury Road, Glastonbury, CT 06033 and The Electronics Boutique, Inc. and Electronic Boutique of America Inc. (each a "Borrower" and collectively "Borrowers") each having its chief executive office at 931 South Matlack Street, West Chester, PA 19382.

                                   BACKGROUND

         A. Borrowers and Lender are parties to a certain Loan and Security Agreement dated as of March 16, 1998 (as may be modified and amended from time to time, "Loan Agreement") pursuant to which Borrowers established certain financing arrangements with Lender. The Loan Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto are referred to herein collectively as the "Existing Loan Documents". All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

         B. Borrowers have requested that Lender create a sublimit under the Total Credit Facility for the issuance of Letters of Credit and/or LC Guaranties in an aggregate maximum amount not to exceed $5,000,000. Lender has agreed to create such a sublimit, subject to the terms and conditions set forth below.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

                  1.   Amendments to Loan Agreement.

                           1.1   Section 1.1 of the Loan Agreement is hereby
  deleted in its entirety and replaced with the following:

                                    1.1 Revolving Credit Loans. Lender agrees,
                           for so long as no Event of Default exists, to make Revolving Credit Loans to Borrowers from time to time, as requested by Borrowers in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the lesser of (a) an amount equal to the Maximum Revolving Credit Amount minus the outstanding balance of the Supplemental Loan minus the LC Amount, or (b) the Borrowing Base, which shall be repayable in accordance with the terms of the Revolving Credit Note. If the unpaid balance of the Revolving Credit Loans should exceed the Borrowing Base or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Obligations that are due and payable on demand, secured by the Collateral other than the Mortgage and entitled to all benefits thereof.

                           1.2    Section 1 of the Loan Agreement is hereby
amended by adding the following Section 1.4:

                                    1.4 Letter of Credit; LC Guaranties. Lender
                           agrees, for so long as no Default or Event of Default exists and if requested by Borrowers, to (i) issue its, or cause to be issued by its Affiliate, Letters of Credit for the account of Borrowers or (ii) execute LC Guaranties by which Lender or its Affiliate shall guaranty the payment or performance by Borrowers of Borrowers' reimbursement obligations with respect to Letters of Credit and letters of credit issued for Borrowers' account by other Persons in support of Borrowers' obligations (other than obligations for the repayment of Money Borrowed), provided that the LC Amount at any time shall not exceed the LC Cap. No stand-by Letter of Credit or LC Guaranty related thereto may have an expiration date that is later than the earlier of 365 days after the date of issuance or 30 days prior to the scheduled Maturity Date. No documentary Letter of Credit or LC Guaranty related thereto may have an expiration dated that is later than the earlier of 120 days after the date of issuance or 30 days prior to the scheduled Maturity Date. Any amounts paid by Lender under any LC Guaranty or in connection with any Letter of Credit shall be immediately reimbursed by Borrowers to Lender and any amounts not so immediately reimbursed shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolving Credit Loans.

                           1.3    Section 2 of the Loan Agreement is hereby
amended  by  adding  the  following Section 2.9:

                                    2.9 Letter of Credit and LC Guaranty Fees.
                           Borrowers shall pay to Lender for Letters of Credit and LC Guaranties of Letters of Credit, a fee equal to 1.5% per annum of the aggregate face amount of such Letters of Credit and LC Guaranties outstanding from time to time during the term of this Agreement, based on the actual number of days outstanding, which fee shall be due and payable on the first Business Day of each month. Borrowers shall also pay all applicable reasonable and customary fees and charges associated with the issuance, amendment, drawing, modification, renewal, transfer or termination thereof, which fees and charges shall be deemed fully earned and shall be payable upon issuance, amendment, modification, renewal, transfer or termination of each such Letter of Credit or LC Guaranty, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                           1.4    Section 3.1.3 of the Loan Agreement is hereby
deleted  in its  entirety  and replaced with the following:

                                    3.1.3 Authorization. Borrowers hereby
                           irrevocably authorize Lender, in Lender's sole discretion, to advance to Borrowers and to charge to either Borrower's Loan Account hereunder as a Revolving Credit Loan (regardless of whether an Overadvance is thereby created) a sum sufficient to pay all interest, when due, accrued on the Obligations during the immediately preceding month, all principal when due, all reimbursement obligations under any Letter of Credit or LC Guaranty, and all costs, fees and expenses at any time owed by Borrowers to Lender hereunder.

                           1.5   Section 4.1 of the Loan Agreement is hereby
deleted in its entirety and replaced with the following:

                                    4.1 Term of Agreement. Subject to Lender's
                           right to cease making Loans to Borrowers and issuing or procuring Letters of Credit or LC Guaranties, upon or after the occurrence, and during the continuance, of any Default or Event of Default, this Agreement shall be in effect for a period of three (3) years from March 16, 1998 (the "Original Term") and this Agreement shall automatically renew itself for one-year periods thereafter (the "Renewal Terms") unless terminated as provided in Section 4.2 hereof.

                           1.6    Section 4.2.2 of the Loan Agreement is hereby
deleted in its entirety and replaced with the following:

                                    4.2.2 Termination by Borrowers. Upon at
                           least 45 days prior written notice to Lender, Borrowers may, at their option, terminate this Agreement; provided, however, no such termination shall be effective until Borrowers have paid all of the Obligations in immediately available funds, including without limitation, depositing with Lender funds in an amount equal to the LC Amount to be held by Lender as cash collateral (without interest accruing to Borrowers) to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrowers. Any notice of termination given by Borrowers shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans or issue or procure any Letters of Credit or LC Guaranties on or after the termination date stated in such notice. Subject to
                           Section 4.2.4 below, Borrowers may elect to terminate this Agreement in its entirety only and no section of this Agreement or type of Loan available hereunder may be terminated singly.

                           1.7    Section 10 of the Loan Agreement is hereby
amended by adding the following Section 10.3.6:

                                    10.3.6 Lender may, at its option, require
                           Borrowers to deposit with Lender funds equal to the sum of the LC Amount and, if Borrowers fail to promptly make such deposit, Lender may advance such amount as a Revolving Credit Loan (whether or not an Overadvance is created thereby). Any such deposit or advance shall be held by Lender as cash collateral (without interest accruing in favor of Borrowers), to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrowers.

                  2.   Amendments to Appendix A - General Definitions.

                           2.1   The definition of "Availability" is hereby
deleted in its entirety and replaced with the following:

                                    Availability - the amount of money which
                           Borrowers are entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which Lender may have paid for the account of Borrowers pursuant to any of the Loan Documents and which have not been reimbursed by Borrowers) is subtracted from the lesser of (i) the Maximum Revolving Credit Amount (minus the outstanding balance of the Supplemental Loan and the LC Amount) or (ii) the Borrowing Base. If the amount outstanding is equal to or greater than the lesser of
                           (a) the amount resulting from clause (i) above or (b) the Borrowing Base, Availability is 0.

                           2.2    The definition of "Borrowing Base" is hereby
deleted in its entirety and replaced with the following:

                           Borrowing Base - As at any date of determination thereof, an amount equal to:

                                    (a) 60% of the value of Eligible Inventory
                           at such date calculated on the basis of the lower of cost or market on a first income or first outbasis;

                                                  MINUS

                                    (b)     The L/C Amount.

                                                  MINUS

                                    (c)     Such reserves as Lender may have
                           established from time to time;

                           2.3   The definition of "Obligations" is hereby
deleted in its entirety and replaced with the following:

                           Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from any Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired (including, without limitation, reimbursement obligations in respect of Letters of Credit and LC Guaranties). The term includes without limitation, all interest, charges, fees, expenses, attorneys' fees, and any other sums chargeable to Borrowers, under any of the Loan Documents.

                           2.4   Appendix A - General Definitions, is hereby
amended by adding the following definitions:

                                    LC Amount - at any time, the aggregate
                           undrawn face amount of all Letters of Credit and LC Guaranties then outstanding plus the aggregate amount of all unreimbursed draws on all Letters of Credit and LC Guaranties.

                                    LC Cap - $5,000,000.

                                    LC Guaranty - any guaranty pursuant to which
                           Lender or any Affiliate of Lender shall guaranty the payment or performance by Borrowers of their reimbursement obligation to anyone other than Lender under any letter of credit.

                                    Letter of Credit - any stand-by or
                           documentary letter of credit, issued by Lender or any of Lender's Affiliates for the account of a Borrower to support non-borrowed obligations of Borrowers incurred in the ordinary course of business.

                  3. Confirmation of Indebtedness. Each Borrower hereby acknowledges and confirms that as of the close of business on July ____, 1998, it is indebted to Lender, without defense, setoff, claim or counterclaim under the Loan Documents, in the aggregate principal amount of ______, plus all fees, costs and expenses (including attorneys' fees) incurred to date in connection with this Amendment and the Existing Loan Documents.
                  4.   Representations and Warranties.

                           4.1 Each Borrower represents and warrants that as of
the date hereof, no Default or Event of Default has occurred or is existing under the Existing Loan Documents.

                           4.2   The execution and delivery by Borrowers of this
Amendment and performance by it of the transactions herein contemplated (a) are and will be within their powers, (b) have been authorized by all necessary corporate action, and (c) are not and will not be in contravention of any order of any court or other agency of government, of any law or of any indenture, agreement or undertaking to which either Borrower is a party or by which the Property of either Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any Lien, charge or incumbrance of any nature on any of the Properties of either Borrower.

                           4.3   This Amendment and each other agreement,
instrument or document executed and/or delivered in connection herewith, shall be valid, binding and enforceable in accordance with its respective terms.

                  5. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

                  6. Collateral. Each Borrower hereby confirms and agrees that all security interests and Liens granted to Lender continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Liens or Liens in favor of Lender. Nothing herein contained is intended to in any impair or limit the validity, priority and extent of Lender's existing security interest in and Liens upon the Collateral.

                  7. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflicts of laws.

                  8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan and Security Agreement the day and year first above written.

ATTEST:                                     BORROWERS:

                                            THE ELECTRONICS BOUTIQUE,
                                            INC.

/s/                                         By: /s/
------------------------------                  -------------------------------
Assistant Secretary                         Title:

ATTEST:                                     ELECTRONICS BOUTIQUE OF
                                            AMERICA INC.

/s/                                         By: /s/
------------------------------                  -------------------------------
Assistant Secretary                         Title:

                                            LENDER:

                                            FLEET CAPITAL CORPORATION

                                            By: /s/
                                                -------------------------------
                                            Title: